                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




-------------------------------------------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 1, 1997


                           MONARCH DENTAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)



   Delaware                                                  51-0363560
-------------------------------------------------------------------------------
(State or Other                (Commission                  (IRS Employer
 Jurisdiction                  File Number)               Identification No.)
of Incorporation)


            4201 Spring Valley Road, Suite 320, Dallas, Texas 75244
-------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code (972) 702-7446


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.     Acquisition or Disposition of Assets.

         On August 1, 1997, Monarch Dental Corporation (the "Company") closed the acquisition of Dental Centers of Indiana, Inc. ("DCI"), an Indiana-based dental practice which operates 11 dental offices with 14 dentists, and had $3.6 million in revenue for the year ended December 31, 1996. The acquisition was effective as of August 1, 1997.

         In the acquisition, the Company paid approximately $1.8 million in cash and issued 139,944 shares of the Company's common stock, par value $.01 per share. The Company used a portion of the net proceeds from its recent securities offering to pay the $1.8 million cash portion of the purchase price. Additional purchase consideration consists of (i) options to purchase up to 40,000 shares of Common Stock which will be granted over five years following the effective date of the acquisition if specified financial performance goals are achieved and (ii) an additional, formula-based amount of cash and Common Stock which will be paid if targeted annual operating results are achieved in the current fiscal year.

         In connection with the acquisition, the former stockholders have signed employment agreements for five years and have agreed not to compete against the Company for three years after employment termination.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Business Acquired.

               It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.


         (b)   Pro Forma Financial Information.

               It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

         (c)   Exhibits

               2.1 Agreement and Plan of Merger, dated June 19, 1997, among Monarch Dental Corporation, Dental Centers of Indiana (Monarch), Inc., Dental Centers of Indiana,
                        Inc. and James W. Willis, Mark R. Johnson, and
                        Thurman H. Brown, II (incorporated herein by reference to Exhibit 2.6 of Amendment No. 3 to the registrant's Registration Statement on Form S-1 (File No. 333-24409), as filed with the Commission on July 17, 1997).

               2.2 First Amendment to Agreement and Plan of Merger, dated July 25, 1997, among Monarch Dental Corporation, Dental Centers of Indiana (Monarch), Inc., Dental Centers of Indiana, Inc. and James W. Willis, Mark
                        R. Johnson, and Thurman H. Brown, II.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Monarch Dental Corporation
                                              (Registrant)


Date: August 15, 1997                  By:  /s/ Steven G. Peterson
                                            ------------------------------
                                            Name: Steven G. Peterson
                                            Title: Chief Financial Officer

                                 EXHIBIT INDEX




Exhibit Number        Description                                 Page
--------------       -------------------------------------        ------
2.1                  Agreement and Plan of Merger
                     dated June 19, 1997, among
                     Monarch Dental Corporation, Dental
                     Centers of Indiana (Monarch), Inc.,
                     Dental Centers of Indiana, Inc. and
                     James W. Willis, Mark R. Johnson,
                     Thurman H. Brown, II (incorporated
                     herein by reference to Exhibit 2.6
                     of Amendment No. 3 to the
                     registrant's Registration Statement
                     on Form S-1 (File No. 333-24409), as
                     filed with the Commission on
                     July 17, 1997).

2.2                  First Amendment to Agreement and Plan         5
                     of Merger dated July 25, 1997, among
                     Monarch Dental Corporation, Dental
                     Centers of Indiana (Monarch) Inc.,
                     Dental Centers of Indiana, Inc. and
                     James W. Willis, Mark R. Johnson,
                     and Thurman H. Brown, II.